Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Richard J. Alario, certify that:

1.    I have reviewed this Amendment No. 1 on Form 10-Q/A of Key Energy Services, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Richard J. Alario
Richard J. Alario
Date: November 5, 2007	President and Chief Executive Officer